BLACKROCK FUNDSSM

BlackRock Multi-Manager Alternative Strategies Fund

(the “Fund”)

Supplement dated June 5, 2015 to the Prospectus of the Fund, dated December 29, 2014

Pursuant to action taken by the Board of Trustees of BlackRock FundsSM, Ionic Capital Management LLC will serve as a sub-adviser to the Fund.

Effective immediately, the following changes are made to the Fund’s Prospectus:

The tables in the sections entitled “Fund Overview — Principal Investment Strategies of the Fund” and “Details About the Fund — How the Fund Invests — Principal Investment Strategies” are hereby amended to add the following:

Relative Value	Ionic Capital Management LLC

The second paragraph of the section entitled “Fund Overview — Investment Manager” is hereby deleted in its entirety and replaced with the following:

The Fund’s Sub-Advisers are Achievement Asset Management LLC, Benefit Street Partners, LLC, Ionic Capital Management LLC, LibreMax Capital, LLC, MeehanCombs LP and QMS Capital Management LP.

The section entitled “Management of the Fund — BlackRock and the Sub-Advisers — Sub-Advisers” is hereby amended to add the following:

Ionic Capital Management LLC (“Ionic”), 475 Fifth Avenue, 9th Floor, New York, New York 10017, serves as a sub-adviser to the Fund. Ionic was founded in 2006 and will focus on managing assets for the Fund utilizing a relative value strategy. Total assets under management by Ionic were approximately $2.5 billion as of December 31, 2014.

The section entitled “For More Information — Fund and Service Providers — Sub-Advisers” is hereby amended to add the following:

Ionic Capital Management LLC

475 Fifth Avenue

9th Floor

New York, New York 10017

Shareholders should retain this Supplement for future reference.

PRO-MMAS-0615SUP